Acquisitions (Tables)	9 Months Ended
Sep. 30, 2013
Business Combinations [Abstract]
Summary of Acquisitions

The following table summarizes our acquisitions during the years ended December 31, 2010, 2011 and 2012 and the nine months ended September 30, 2013, with amounts shown below at fair value at each respective acquisition date (dollars in thousands):

	RetailMeNot.com	VoucherCodes.co.uk	Miwim (Web.Bons-de- Reduction.com and Poulpeo.com)	Actiepagina.nl	Ma-Reduc.com
Year acquired	2010	2011	2012	2013	2013
				(unaudited)	(unaudited)
Cash acquired	$—	$1,266	$558	$64	$530
Other tangible assets acquired	—	3,523	1,697	2	1,337
Identifiable intangible assets
Customer relationships	5,118	4,451	475	192	296
Marketing-related	41,509	10,756	4,035	896	6,231
Contract-based	16,041	697	142	187	263
Technology-based	385	3,622	811	207	564
Goodwill	95,763	30,327	8,727	1,597	13,745

Total assets acquired	158,816	54,642	16,445	3,145	22,966
Total liabilities assumed	—	(7,773)	(3,197)	—	(3,033)

Total	$158,816	$46,869	$13,248	$3,145	$19,933

Unaudited Proforma Supplemental Information

The unaudited pro forma supplemental information presented below is based on estimates and assumptions that we believe are reasonable. The average foreign exchange rate during 2011 was used in preparing the supplemental information pertaining to our VoucherCodes.co.uk acquisition. The unaudited pro forma supplemental information that we have prepared is not necessarily indicative of the results of income in future periods or the results that actually would have been realized had the acquired businesses been combined with our operations during the specified periods.

	Year Ended December 31,
	2010	2011
Net revenues	$55.4 million	$90.4 million
Operating income	$29.4 million	$42.1 million